UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2017

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31332 (Commission File Number)	33-0264467 (I.R.S. Employer Identification No.)

20321 Valencia Circle

Lake Forest, California 92630

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Executive Officer

On October 18, 2017, the Board of Directors of Liquidmetal Technologies, Inc. (the “Company”) appointed Bruce Bromage as the Company’s Chief Operating Officer. As Chief Operating Officer, Dr. Bromage will be responsible for executing business strategy and management of all Company functions and will report to Professor Lugee Li, the Company’s Chairman, President, and Chief Executive Officer.

Dr. Bromage, age 64, joined the Company in June 2012 as a strategic marketing and operations consultant, and he was named Executive Vice President of Business Development and Operations in June 2012 prior to being named Chief Operating Officer in October 2017. From April 2002 to August 2010, Dr. Bromage served as Executive Vice President and General Manager of Symmetricom, a publicly traded provider of products for communications infrastructure and systems and was an officer of the company. Responsibilities during his eight years with Symmetricom included Corporate Strategy, M&A Integration, Information Technology, and General Management of the Timing, Test and Measurement Division and the Technology Realization Center. Prior to Symmetricom, Dr. Bromage held senior executive positions with two high-technology startups and managed Strategic Business Development with Hewlett Packard. Dr. Bromage received his Ph.D. in Cognitive Psychology from the University of California, Santa Barbara in 1981 and has completed executive programs with the Stanford Graduate School of Business.

Mr. Bromage receives a base annual salary of $291,000 per year and is eligible for future discretionary bonuses and equity grants under the Company’s equity incentive plan. Dr. Bromage does not have a written employment agreement with the Company.

There was no arrangement or understanding pursuant to which Dr. Bromage was selected as Chief Operating Officer of the Company. There are no family relationships between Dr. Bromage and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Dr. Bromage was or is a participant.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Bryce Van
Bryce Van, Vice President of Finance

Date: October 26, 2017